Vanguard Capital Value Fund

Supplement to the Prospectus

Important Changes to Vanguard Capital Value Fund

Vanguard Capital Value Fund (the Fund) is closed to new accounts. Current shareholders may continue to contribute to existing Fund accounts without limitations. There is no specific time frame for when the Fund might reopen.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS328 102009

Vanguard Capital Value Fund

Summary Prospectus

January 28, 2010

Investor Shares for Participants

Vanguard Capital Value Fund (VCVLX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 28, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.40%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 300% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in a relatively concentrated portfolio of stocks across the capitalization spectrum that are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that the advisor feels are below what the stocks are worth compared with potential earnings, asset values, and/or dividends. These stocks may or may not pay dividends.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 39.14% (quarter ended June 30, 2009), and the lowest return for a quarter was –23.07% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

			Since
			Inception
			(Dec. 17,
	1 Year	5 Years	2001)
Vanguard Capital Value Fund	81.46%	1.22%	3.14%
Russell 3000 Value Index
(reflects no deduction for fees or expenses)	19.76%	–0.24%	3.49%

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2008.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2009.

3

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

4

This page intentionally left blank.

This page intentionally left blank.

Vanguard Capital Value Fund—Fund Number 328

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved Vanguard Marketing Corporation, Distributor

SPI328 012010